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                                                                    EXHIBIT 32.1

           CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         The undersigned hereby certify that the Annual Report on Form 10-K for the year ended September 26, 2003 filed by Ameritrade Holding Corporation with the Securities and Exchange Commission fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Dated:  November 7, 2003                      /s/ Joseph H. Moglia
                                              ----------------------------------
                                              Joseph H. Moglia
                                              Chief Executive Officer

Dated:  November 7, 2003                      /s/ John R. MacDonald
                                              ----------------------------------
                                              John R. MacDonald

                                              Executive Vice President, Chief
                                                Financial Officer and Treasurer